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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) June 2, 2005

                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

        0-22903                                   38-2312018
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(Commission File Number)                   (IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan                  48083
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 11, 2005, the Board of Directors of Syntel, Inc. (the "Company") approved an amendment to the Company's 1997 Stock Option and Incentive Plan ("Plan") and recommended its adoption to the Company's shareholders. On June 2, 2005, at the Company's Annual Meeting of Shareholders, the Company's shareholders approved the proposed amendment to the Plan. The amendment as approved by the shareholders adds a sentence to Section 2.3 of the Plan prohibiting the Company's Board of Directors and the Board's Compensation Committee from repricing stock options issued under the Plan.

A copy of the Plan is attached as Exhibit 10.1 to this Current Report. Also attached as Exhibits 10.2 and 10.3 to this Current Report are the forms of stock option agreement and restricted stock agreement entered into between the Company and the recipients of grants of stock options or restricted stock, respectively.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number                                     Description
------                                     -----------
 10.1       Syntel, Inc.'s 1997 Stock Option and Incentive Plan (Amended and Restated)

 10.2       Form of Stock Option Agreement

 10.3       Form of Restricted Stock Agreement

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Syntel,Inc.
                                 ---------------------------------------
                                               (Registrant)

Date June 6, 2005                By /s/ Daniel M. Moore
                                   -------------------------------------------
                                   Daniel M. Moore, Chief Administrative Officer

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EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------
10.1        Syntel, Inc.'s 1997 Stock Option and Incentive Plan (Amended and Restated)

10.2        Form of Stock Option Agreement

10.3        Form of Restricted Stock Agreement

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